Exhibit 99.1

ABOUT UNION BANKSHARES			SHAREHOLDER ASSISTANCE AND INVESTOR INFORMATION		DEAR SHAREHOLDER,	August 11, 2011
Union Bankshares, Inc. operates as the holding company for Union Bank, which provides com-mercial, retail and municipal banking services and asset management services throughout northern Vermont and northwestern New Hampshire. Union Bank was founded in 1891 in Morrisville, Vermont, where the Bank's and its holding company's head-quarters are located. Union Bank has recently grown through acquisition and operates 17 bank-ing offices, a loan center and 33 ATMs.

We have much news to share in this quarter's letter and will begin with the results of the shareholder actions at the May 18th annual meeting.
Long-time Directors Dick Sargent and Bob Rollins retired from the Board and Tim Sargent and David Silverman were elected Directors along with the rest of the incumbent board mem-bers. Consistent with our management succession plan, Ken Gibbons was elected Chairman and CEO and David Silverman was re-elected President by the Board of Directors.
When reviewing the financial statements enclosed, two items will be quite evident. The first is the decrease in earnings for the quarter and year to date compared to last year. Year to date one time direct costs associated with the acquisition of the three Northway branches on May 27th were $236,000 after tax or $.05 per share. In addition, increases in advertising and OREO costs and the additional loan loss provision added another $234,000 after tax to expenses.
The other item you will notice are the increases in vari-ous balance sheet accounts. The acquisition of the three Northway branches added $67 million to deposits, $33 mil-lion to loans and another $5 million to various other asset categories. In addition, we have 18 new employees among branches in Littleton, Groveton and North Woodstock, New Hampshire. We want to acknowledge the hard work and dili-gence of our staff, and their counterparts at Northway Bank, for making this acquisition a success. Acceptance of this transition by the former customers and staff of Northway has been positive, and we have experienced solid deposit and loan growth thus far.
Now that the first six months of 2011 are behind us, we are focusing on allocating the additional assets from the acquisi-tion to generate more interest income, growing market share in New Hampshire as well as our Vermont markets and concentrating on some operational efficiencies. These efforts will bring improvement over the first six months' earnings of this year.
We are pleased that for the fourth consecutive year U.S. Banker magazine's June issue identified Union Bankshares, Inc. in the top 200 community banks or thrifts in the U.S. (with less than $2 billion in assets) based on their three-year return on average equity. At 13.0%, we placed 28th nation-wide and 3rd in New England.
Our local economy fared reasonably well this past winter and although we experienced a wet spring, tourism and construction seem to be “bustling” right now. Throughout this latest recession, Vermont and New Hampshire have not experienced the high unemployment rates and residential foreclosure actions seen in major sections of the U.S. We anticipate this trend to continue.
Enclosed is your dividend check or advice of deposit, rep-resenting a dividend of $0.25 per share to shareholders of record July 30, 2011, and payable August 11, 2011.
Sincerely,

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact JoAnn Tallman, Assistant Secretary at 802-888-6600 or contact our Transfer Agent at the address and phone number listed below:

Union Bank is committed to the communities it serves, and encourages employee participation in community events and charitable services. The growing asset base of over $513 million provides the financial strength to successfully serve its con-stituents.

			Transfer Agent:	Registrar & Transfer Company Attn: Stock Transfer Department 10 Commerce Drive Cranford, NJ 07016 Phone: 800-368-5948 Fax: 908-497-2318 E-mail: info@rtco.com
Union Bank has scored an “Outstanding” rating on all Community Reinvestment Act examina-tions since 1995 and has been an SBA “Preferred Lender” since 1987.

UNION BANK OFFICES (ATMS AT ALL BRANCH LOCATIONS)
NASDAQ Stock Market
VERMONT	MORRISVILLE	S. BURLINGTON	Ticker Symbol:	UNB
DANVILLE	20 Lower Main St.	Loan Center	Corporate Name:	Union Bankshares, Inc.
421 Route 2 East	802-888-6600	30 Kimball Ave.	Corporate Address:	20 Lower Main Street
802-684-2211	65 Northgate Plaza	802-865-1000		PO Box 667
FAIRFAX	Route 100	STOWE		Morrisville, VT 05661-0667
Jct. Rtes. 104&128	802-888-6860	47 Park St.	Investor Relations:	www.UnionBankVT.com
802-849-2600	ST. ALBANS	802-253-6600
HARDWICK	15 Mapleville Depot	NEW HAMPSHIRE
103 VT Rte. 15	802-524-9000	GROVETON
802-472-8100	ST. JOHNSBURY	3 State Street
JEFFERSONVILLE	364 Railroad St.	603-636-1611
44 Main St.	802-748-3131	LITTLETON
802-644-6600	325 Portland St.	263 Dells Road
JOHNSON	802-748-3121	603-444-7136
198 Lower Main St.	Green Mtn. Mall	76 Main Street
802-635-6600	1998 Memorial Dr.	603-444-5321
LYNDONVILLE	802-748-2454	N. WOODSTOCK
183 Depot St.		155 Main Street
802-626-3100		603-745-2488	Cover: Indian Stream, Pittsburg, NH

DIRECTORS - UNION BANKSHARES, INC.		OFFICERS - UNION BANK		CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)
Kenneth D. Gibbons-Chairman	David S. Silverman	Ijaz Akhtar-Assistant Treasurer	No. Woodstock	ASSETS			June 30, 2011		June 30, 2010
Cynthia D. Borck	John H. Steel	Tracy Pierce Ash-Assistant Treasurer	Littleton	Cash and due from banks			$6,007		$5,107
Steven J. Bourgeois	Schuyler W. Sweet	Rhonda L. Bennett-Vice President	Morrisville	Federal funds sold & overnight deposits			23,953		10,873
Timothy W. Sargent	Neil J. Van Dyke	Therese H. Butler-Assistant Vice President	Morrisville	Interest bearing deposits in banks			15,903		16,959
		Stacey L.B. Chase-Assistant Treasurer	Morrisville	Investment securities			39,517		25,629
DIRECTORS - UNION BANK		Jeffrey S. Ciochetto-Senior Vice President	Morrisville	Loans held for sale			3,121		2,551
Kenneth D. Gibbons-Chairman	David S. Silverman	Jeffrey G. Coslett-Senior Vice President	Morrisville	Loans, net			401,058		348,553
Cynthia D. Borck	John H. Steel	John Currier-Assistant Vice President	Groveton	Reserve for loan losses			(4,060)		(3,511)
Steven J. Bourgeois	Schuyler W. Sweet	Michael C. Curtis-Vice President	St. Albans	Premises and equipment, net			8,722		7,960
Timothy W. Sargent	Neil J. Van Dyke	Peter J. Eley-SVP, Managing Trust Officer	Morrisville	Other real estate owned, net			860		826
		Kenneth D. Gibbons-Chairman & CEO	Morrisville	Accrued interest & other assets			18,474		12,909
OFFICERS - UNION BANKSHARES, INC.		Don D. Goodhue-Vice President	Morrisville	Total Assets			$513,555		$427,856
Kenneth D. Gibbons-Chairman & CEO		Melissa A. Greene-Asst. Vice President	Hardwick	LIABILITIES & SHAREHOLDERS' EQUITY
David S. Silverman-President		Karyn J. Hale-Vice President	Morrisville	Noninterest bearing deposits			$64,876		$53,007
Marsha A. Mongeon-Vice President/Treasurer/CFO		Claire A. Hindes-Asst. Vice President	Morrisville	Interest bearing deposits			227,919		181,507
John H. Steel-Secretary		Patricia N. Hogan-Vice President	Morrisville	Time deposits			140,169		119,819
JoAnn A. Tallman-Assistant Secretary		Tracey D. Holbrook-Regional Vice Pres.	St. Johnsbury	Borrowed funds			32,570		25,554
		Lura L. Jacques-Asst. VP, Trust Officer	St. Albans	Accrued interest & other liabilities			6,170		6,045
REGIONAL ADVISORY BOARDS		Lynne P. Jewett-Assistant Vice President	Morrisville	Common stock			9,847		9,844
Northern New Hampshire-		Stephen H. Kendall-Vice President	Morrisville	Additional paid-in capital			268		232
Judy F. Aydelott	Schuyler W. Sweet	Susan O. Laferriere-Vice President	St. Johnsbury	Retained earnings			37,454		37,008
Stanley T. Fillion	Norrine A. Williams	Dennis J. Lamothe-Vice President	St. Johnsbury	Accumulated other comprehensive loss			(1,895)		(1,382)
ST. ALBANS-		Susan F. Lassiter-Vice President	Jeffersonville	Treasury stock at cost			(3,823)		(3,778)
Steven J. Bourgeois	Daniel J. Luneau	Christine S. Latulip-Regional Vice President	Littleton	Total Liabilities & Shareholders' Equity			$513,555		$427,856
Coleen K. Kohaut	Samuel H. Ruggiano	Edward L. Levite-Senior Loan Originator	So. Burlington	Standby letters of credit were $1,856,000 and $1,622,000 at June 30, 2011 and 2010, respectively.
ST. JOHNSBURY-		Virginia M. Locke-Assistant Vice President	Littleton
J.R. Alexis Clouatre	Rosemary H. Gingue	Carrie R. Locklin-Assistant Vice President	Morrisville	CONSOLIDATED STATEMENTS OF INCOME (unaudited, in thousands)
Dwight A. Davis	Justin P. Lavely	Robyn A. Masi-Vice President	Stowe		6/30/11	6/30/10		6/30/11	6/30/10
Kirk Dwyer	Nancy J. Poulos	Sherrie A. Menard-Assistant Vice President	Morrisville		(3 months ended)			(6 months ended)
ALL-		Thomas J. Meshako-Senior Vice President	Morrisville	Interest income	$5,734	$5,721		$11,232	$11,365
Kenneth D. Gibbons		Marsha A. Mongeon-Sr. Vice President, CFO	Morrisville	Interest expense	1,002	1,036		1,963	2,092
		Karen Carlson Noyes-Vice President	Morrisville	Net interest income	4,732	4,685		9,269	9,273
		Barbara A. Olden-Vice President	St. Johnsbury	Provision for loan losses	150	90		300	180
		Deborah J. Partlow-Asst. VP, Sr. Trust Officer	Morrisville	Net interest income after	4,582	4,595		8,969	9,093
		Bradley S. Prior-Assistant Treasurer	Morrisville	provision for loan losses
		Craig S. Provost-Vice President	Stowe	Trust income	139	108		271	217
		Colleen D. Putvain-Assistant Treasurer	Morrisville	Noninterest income	1,508	1,367		2,777	2,423
		Robert J. Richardson-Vice President	Morrisville	Noninterest expenses:
		David S. Silverman-President	Morrisville	Salaries & wages	1,899	1,592		3,629	3,157
		Judy R. Smith-Assistant Vice President	St. Albans	Pension & employee benefits	779	674		1,596	1,434
		John H. Steel-Secretary	Morrisville	Occupancy expense, net	265	221		555	476
		Curtis C. Swan-Assistant Vice President	Fairfax	Equipment expense	273	244		569	492
		JoAnn A. Tallman-Assistant Secretary	Morrisville	Other expenses	1,793	1,338		3,240	2,595
		Francis E. Welch-Assistant Vice President	Morrisville	Total	5,009	4,069		9,589	8,154
		Martha J. Wilkins-Assistant Treasurer	Lyndonville	Income before taxes	1,220	2,001		2,428	3,579
		Lorraine G. Willett-Assistant Vice President	Morrisville	Income tax expense	189	475		369	834
				Net income	$1,031	$1,526		$2,059	$2,745
				Earnings per share	$0.23	$0.34		$0.46	$0.62
				Book value per share				$9.39	$9.40